Exhibit 99.4

***CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2.

NON-EXCLUSIVE PATENT LICENSE

Effective on the date of last signature hereto, MIKOHN GAMING CORPORATION, a Nevada corporation doing business as Progressive Gaming International Corporation, its Affiliates and each of its wholly owned subsidiaries, (“PGIC”) with a primary business address of 920 Pilot Road, Las Vegas, Nevada 89119, SHUFFLE MASTER, INC., a Minnesota corporation, its affiliates and each of its wholly owned subsidiaries (“SMI”) located at 1106 Palms Airport Drive, Las Vegas, Nevada 89119-3730 and IGT, its affiliates and each of its wholly owned subsidiaries, (“IGT”) located at 9295 Prototype Drive, Reno, Nevada 89510 (“IGT”), agree as follows:

ARTICLE I

BACKGROUND

1.01 IGT and SMI (jointly, “LICENSORS”) are co-owners of United States patent number 5,735,742 and United States patent number 5,651,548.

1.02 SMI, as successor in interest to Enpat, Inc. (“ENPAT”), has granted an exclusive field of use license under the patents to Bourgogne et Grasset (“Bourgogne”) for CHIPS and READERS, specifically excluding any rights to GAMING TABLES, pursuant to that certain Patent License Agreement, as amended, dated October 25, 2001, between ENPAT and Bourgogne (the “GPI LICENSE AGREEMENT”).

1.03 SMI, as successor in interest to Enpat, Inc. (“ENPAT”), has granted a non-exclusive field of use license under the patents to PGIC for GAMING TABLES, pursuant to that certain Non-Exclusive Gaming Table License, effective March 11, 2002, between ENPAT and PGIC (the “GAMING TABLE LICENSE AGREEMENT”).

1.04 IGT, SMI and PGIC are parties to that certain Sales, Marketing, Distribution And Product Integration Agreement, effective June 6, 2005, which contemplates using complementary capabilities, technologies, and resources of the three parties (the “THREE-PARTY AGREEMENT”).

1.05 PGIC wishes to acquire certain additional, non-exclusive rights under United States patent number 5,735,742 and United States patent number 5,651,548.

1.06 IGT and SMI are willing to grant said rights to PGIC and its Affiliates subject to the following terms and conditions.

ARTICLE II

DEFINITIONS

2.00 Terms in this Agreement have the meanings established for such terms in the succeeding Sections of this Article. Terms defined in the singular include the plural usage.

2.01 “Affiliate” as used herein in connection with PGIC, means any entity in which PGIC now or hereafter, and for so long as, has a direct or indirect ownership interest exceeding fifty percent (50%), or which PGIC controls, including entities which now or hereafter have such ownership or control of PGIC. Included are entities which control, are controlled by, or are under common control with PGIC. The term “control” means possession of the powers to direct or cause the direction of the management or policies of an entity, whether through ownership of equity participation, voting securities or beneficial interests, by contract, by agreement, or otherwise.

2.02 CHIPS shall have the meaning established in the GPI LICENSE AGREEMENT.

2.03 READER shall have the meaning established in the GPI LICENSE AGREEMENT.

2.04 GAMING TABLE shall have the meaning established in the GAMING TABLE LICENSE AGREEMENT.

2.05 PGIC SCOPE OF PRODUCT shall have the meaning established in the THREE-PARTY AGREEMENT.

2.06 EXCLUDED PRODUCTS means CHIPS and READERS.

2.07 PREVIOUSLY LICENSED PRODUCTS means GAMING TABLES.

2.08 RECURRING FEES means regular fees charged by PGIC to purchasers of GAMING TABLES including, without limitation, fees charged for ongoing technical support, or license fees.

2.09 LICENSED PATENTS means all rights owned or held by LICENSORS under United States patent number 5,735,742 for Gaming Table Tracking System and Method, issued 4/7/96, and United States patent number 5,651,548 for Gaming Chips with Electronic Circuits Scanned by Antennas in Gaming Chips Placement Areas for Tracking the Movement of Gaming Chips within a Casino Apparatus and Method, issued 7/29/97, (“Reference Patents”) together with, (a) any and all reissues, reexaminations, continuations, continuations-in-part, divisionals, and foreign counterparts thereof (“Derived Patents”); (b) any patents which issue from or claim a priority date to the Reference Patents or the Derived Patents (“Daughter Patents”); (c) any and all patents, patent applications or provisional applications from which the Reference Patents, the Derived Patents or the Daughter Patents claim priority directly or through another patent or patent applications (“Grandparent/Parent Patents or Applications”); (d) any and all reissues, reexaminations, continuations, continuations-in-part, divisionals, and foreign counterparts of the Grandparent/Parent Patents or Applications; (e) any patents which issue from or claim a priority date to the Grandparent/Parent Patents or Applications (“Sister Patents or Applications”); (f) any and all reissues, reexaminations, continuations, continuations-in-part, divisionals, and foreign counterparts of the Sister Patents or Applications; and (g) any patents which issue from or claim a priority to the Sister Patents or Applications.

2.10 LICENSED PRODUCTS means products, processes and methods in the PGIC SCOPE OF PRODUCT but specifically excludes the EXCLUDED PRODUCTS and the PREVIOUSLY LICENSED PRODUCTS.

2.11 NET SALES PRICE means PGIC’s invoice price, F.O.B. factory, after deduction of regular trade and quantity discounts, but before deduction of any other item including, but not limited to, freight allowances, cash discounts, and agents’ commissions.

2.12 THREE PARTY AGREEMENT means that certain Product Development and Integration Agreement, effective as of June13, 2005, by and among PGIC, SMI and IGT.

ARTICLE III

NON-EXCLUSIVE LICENSE GRANT

3.00 LICENSORS, warranting that they have the right to do so, and subject to the applicable terms of the THREE PARTY AGREEMENT and the GPI LICENSE AGREEMENT, grant PGIC under the LICENSED PATENTS, for the Term (as defined below), a non-exclusive license to make, have made, use, import, export, offer to sell, sell and have sold LICENSED PRODUCTS throughout the world, together with the right to extend to purchasers the non-exclusive right to use LICENSED PRODUCTS. Any termination of this license does not affect any products already under lease or sale to a customer, which products shall remain licensed until removed.

ARTICLE IV

REPORTS AND PAYMENTS

In consideration of the rights and immunities granted hereunder, PGIC agrees to pay to LICENSORS as follows:

4.01 PGIC will pay LICENSORS [...***...] of the [...***...], including [...***...], for each LICENSED PRODUCT that PGIC manufactures, leases or sells, and if applicable, [...***...] that PGIC manufactures, leases or sells.

4.02 PGIC will make written reports to LICENSORS quarterly within thirty (30) days after the first days of each January, April, July, and October through and including May 2015 and as of such dates, stating in each such report the number and description of LICENSED PRODUCTS on which payments are due as set forth in this Article IV. The first such report under this Section 4.02 will be due within thirty (30) days after the first day of July 2005

4.03 Concurrently with the making of each report set forth in Section 4.04 supra, PGIC will pay to LICENSORS all payments required by this Article IV. LICENSED PRODUCTS shall be considered sold when billed out.

4.04 PGIC shall keep true and accurate books of account containing all particulars that may be necessary for the purpose of verifying the accuracy of the payments required by this Article IV payable and paid to LICENSORS hereunder. Such books and the supporting data shall be open at all reasonable times for five years following the end of the calendar year to which they pertain, to inspection by LICENSORS and/or an accountant employed by IGT for the purpose of verifying PGIC’s payment obligations or other PGIC obligations under this Agreement. The

***Confidential Treatment Requested

costs of such inspection shall be borne by LICENSORS unless the amounts paid by PGIC are determined to be less than 95% of the amount payable under this Agreement in any consecutive six-month period, in which case PGIC shall immediately pay to LICENSORS the amount of such underpayment, plus interest at the maximum legal rate allowable, and shall be responsible for payment of LICENSORS reasonable costs of such inspection.

ARTICLE V

LIMITATIONS AND WARRANTIES

Nothing in this Agreement shall be construed as:

5.01 a warranty or representation by any party as to the validity or scope of the LICENSED PATENTS; or

5.02 a warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third persons; or

5.03 a requirement that any party shall file any patent application or secure any patent; or

5.04 an obligation to bring or prosecute actions or suits against third parties for infringement of the LICENSED PATENTS; or

5.05 granting by implication, estoppel, or otherwise any licenses or rights under patents other than the LICENSED PATENTS; or

5.06 any agreement or admission by PGIC that the claims of the LICENSED PATENTS are valid or enforceable; or

5.07 a waiver of PGIC’s right to challenge the validity or enforceability of any claim(s) of the LICENSED PATENTS; or

5.08 granting any rights to PGIC under the LICENSED PATENTS to make, have made, use, import, export, offer to sell, sell or have sold EXCLUDED PRODUCTS or PREVIOUSLY LICENSED PRODUCTS.

ARTICLE VI

TRANSFERABILITY OF RIGHTS AND OBLIGATIONS

6.01 Any license or release granted by this Agreement by a party in respect to the LICENSED PATENTS shall be binding on any successor of the party in ownership or control of the LICENSED PATENTS.

6.02 The obligation of PGIC to make reports, make payments, and maintain records in respect to any subsisting license under this Agreement shall run in favor of any person or legal entity that is a successor or assignee of SMI or IGT in respect to SMI’s or IGT’s benefits under this Agreement.

6.03 The license received by any party under this Agreement shall pass to any assigns for the benefit of creditors of the licensed party, and to any receiver of its assets, or to any person or corporation or other entity succeeding to substantially its entire business as a result of sale, consolidation, reorganization or otherwise, provided such assignee, receiver, person, or legal entity shall, without delay, accept in writing the provisions of this Agreement and agree to become in all respects bound thereby in the place and state of the licensed party, but may not otherwise be transferred without the written consent of LICENSORS, which consent will not be unreasonably withheld.

ARTICLE VII

TERM AND TERMINATION

7.01 The word “termination” and cognate words, such as “term” and “terminated” used in this Article VII are to be read, except where the contrary is specifically indicated, as omitting from their effect the following rights and obligations, all of which shall survive any termination to the degree necessary to permit their complete fulfillment or discharge.

a. PGIC’s obligation to maintain records and LICENSORS’ right to conduct a final audit as provided in Section 4.04 of Article IV of this Agreement;

b. LICENSORS’ right to receive or recover and PGIC’s obligation to make payments accrued or accruable for payment at the time of any termination;

c. licenses and releases running in favor of customers or transferees of any party in respect to products sold or transferred by that party prior to termination of this Agreement or of any license arising under this Agreement (subject, in the case of PGIC, to payment of any payments payable in respect to such products); and

d. any cause of action or claim of any party, accrued or to accrue, because of any breach or default by any other party.

7.02 Unless otherwise terminated as provided in Section 7.03 or 7.04 of this Article VII, the term (“Term”) of this Agreement shall run to the earlier of: i) the end of the life of the LICENSED PATENTS or ii) the complete termination of the THREE PARTY AGREEMENT, and shall thereupon terminate.

7.03 PGIC may prospectively terminate this Agreement or its license and concomitant future obligations in respect to the LICENSED PATENTS upon thirty (30) days written notice to LICENSORS. Assertion by PGIC, subsequent to the effective date of this Agreement, of the invalidity of any claim of the LICENSED PATENTS, if coupled with or followed by withholding, notice of intention to withhold, or denial of obligation to make payments otherwise payable under this Agreement in respect to PGIC’s operations under such claim, may, at the option of LICENSORS, be conclusively presumed to constitute PGIC’s termination, as of the earliest provable date of such withholding, notice, or denial, of its license in respect to such claim and of its obligation under this Agreement for payments in respect to PGIC’s future operation under this claim (but not under any other claims).

7.04 With respect to acts of PGIC other than those set forth in Section 7.03 of this Article VII, LICENSORS may terminate this Agreement at any time in the event of a default by PGIC in the due observance of performance of any material covenant, condition, or limitation of this Agreement required to be performed by PGIC, but only if PGIC shall not have remedied its default within ninety (90) days after receipt from LICENSORS of written notice of such default.

ARTICLE VIII

SUBLICENSE RIGHTS

8.00 PGIC shall have no right under the LICENSED PATENTS to grant sublicenses for LICENSED PRODUCTS to others.

ARTICLE IX

PATENT MARKING

9.00 PGIC shall mark all products sold or otherwise disposed of by it under the license granted in this Agreement as follows:

The legend “U.S. Patents 5,651,548 and 5,735,742. Manufactured under license from SHUFFLE MASTER, INC. and IGT” shall be placed on all apparatus, manuals or documentation pertaining to LICENSED PRODUCTS.

ARTICLE X

NOTICES, APPLICABLE LAW, ARBITRATION

10.01 Any notice, report, or payment provided for in this Agreement shall be deemed sufficiently given when sent by certified or registered mail addressed to the party for whom intended at the address given below or at such changed address as the party shall have specified by written notice.

PGIC:	Mikohn Gaming Corporation
920 Pilot Road
Las Vegas, Nevada 89119
Attn: General Counsel
Cc: CFO

SMI:	Shuffle Master, Inc.
1106 Palms Airport Drive
Las Vegas, Nevada 89119-3730
Attn: General Counsel
Cc: CFO

IGT:	IGT
9295 Prototype Drive
Reno, Nevada 89510
Attn: General Counsel
Cc: CFO

10.02 This Agreement shall be construed, interpreted, and applied in accordance with the substantive laws of the State of Nevada.

10.03 In the event of any controversy or claim arising under this Agreement, the parties agree to use their best efforts to resolve the same to their mutual satisfaction through reasonable negotiations, for a period of ninety (90) days before seeking other redress.

10.04 This instrument contains the entire and only Agreement between the parties and supersedes all preexisting Agreements between them respecting its subject matter. Any representation, promise, or condition in connection with such subject matter that is not incorporated in this Agreement shall not be binding on either party. No modification, renewal, extension, waiver, or (except as provided in Article VII hereof) termination of this Agreement or any of its provisions shall be binding on the party against whom enforcement of such modification, renewal, extension, waiver, or termination is sought, unless made in writing and signed on behalf of such party by an individual having the authority to bind the party. As used herein the word termination includes any and all means of bringing to an end, prior to the expiration by its own terms, this Agreement, or any provision thereof, whether by release, discharge, abandonment, or otherwise.

IN WITNESS HEREOF, each of the parties has caused this Agreement to be executed and duly sealed in duplicate originals by its duly authorized representative.

IGT

By:	/s/ Rich Pennington	Date	6/13/05	Attest	/s/ [Illegible]
Name:	Rich Pennington
Title	EVP Corp Strategy

Shuffle Master, Inc.

By:	/s/ Paul Meyer	Date	6/13/05	Attest	/s/ [Illegible]
Name:	Paul Meyer
Title	President & COO

Mikohn Gaming Corporation

By:	/s/ Mike Dreitzer	Date	6/13/05	Attest	/s/ [Illegible]
Name:	Mike Dreitzer
Title	EVP & GC